UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2001


                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


           Delaware                     000-21336               94-3177293
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                                100 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)

Item 5. Other Events.

         On December 10, 2001, The 3DO Company Company (the "Company") issued an aggregate of 15,820 shares of its Series A Convertible Preferred Stock and related Warrants in a private placement to institutional investors and certain individual accredited investors. The gross proceeds of the offering is $15,820,000. The Series A Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights attached hereto as Exhibit 3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement attached as Exhibit 10.2, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series A Convertible Preferred Stock and related Warrants. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.1. On December 10, 2001, the Company issued a press release relating to the closing of the convertible preferred stock financing. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statment

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      EXHIBITS

 ----     --------------------------------------------------------------
 3.1      Series A Certificate of Designations, Preferences and Rights
 ----     --------------------------------------------------------------
 4.1      Form of Warrant Certificate
 ----     --------------------------------------------------------------
 10.1     Securities Purchase Agreement with Disclosure Schedules
 ----     --------------------------------------------------------------
 10.2     Registration Rights Agreement
 ----     --------------------------------------------------------------
 99.1     Press Release dated December 10, 2001 of The 3DO Company
 ----     --------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 10, 2001              THE 3DO COMPANY


                                      By: /s/ Kathleen McElwee
                                         -------------------------
                                           Kathleen McElwee
                                           Chief Financial Officer

                                  EXHIBIT INDEX

 ----     --------------------------------------------------------------
 3.1      Series A Certificate of Designations, Preferences and Rights
 ----     --------------------------------------------------------------
 4.1      Form of Warrant Certificate
 ----     --------------------------------------------------------------
 10.1     Securities Purchase Agreement with Disclosure Schedules
 ----     --------------------------------------------------------------
 10.2     Registration Rights Agreement
 ----     --------------------------------------------------------------
 99.1     Press Release dated December 10, 2001 of The 3DO Company
 ----     --------------------------------------------------------------













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